SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

                              (Amendment No. ___)

Filed by the Registrant                     /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/_/   Preliminary Proxy Statement

/_/ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

/X/   Definitive Proxy Statement

/_/   Definitive Additional Materials

/_/   Soliciting Materials Pursuant to Section 240.14a-12

                      AllianceBernstein Income Fund, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement,
                         if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/   No fee required.

/_/   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1) Title of each class of securities to which transaction applies:

      --------------------------------------------------------------------------
      (2) Aggregate number of securities to which transaction applies:

      --------------------------------------------------------------------------
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      --------------------------------------------------------------------------
      (4) Proposed maximum aggregate value of transaction:

      --------------------------------------------------------------------------
      (5) Total fee paid:

      --------------------------------------------------------------------------
/_/   Fee paid previously with preliminary materials.

/_/ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1) Amount Previously Paid:

      --------------------------------------------------------------------------
      (2) Form, Schedule or Registration Statement No.:

      --------------------------------------------------------------------------
      (3) Filing Party:

      --------------------------------------------------------------------------
      (4) Date Filed:

      --------------------------------------------------------------------------

                                        [LOGO]
                                  ALLIANCEBERNSTEIN


                      ALLIANCEBERNSTEIN INCOME FUND, INC.
                ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND, INC.
            ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND, INC.
                ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND, INC.
                 ALLIANCE NEW YORK MUNICIPAL INCOME FUND, INC.

--------------------------------------------------------------------------------

1345 Avenue of the Americas, New York, New York 10105
Toll Free (800) 221-5672

--------------------------------------------------------------------------------

                NOTICE OF JOINT ANNUAL MEETING OF STOCKHOLDERS
                                MARCH 29, 2012

To the stockholders of AllianceBernstein Income Fund, Inc. ("ABIF"), AllianceBernstein Global High Income Fund, Inc. ("AGHIF"), AllianceBernstein National Municipal Income Fund, Inc. ("ANMIF"), Alliance California Municipal Income Fund, Inc. ("ACMIF") and Alliance New York Municipal Income Fund, Inc. ("ANYMIF"):

   Notice is hereby given that a Joint Annual Meeting of Stockholders (the "Meeting") of ABIF, AGHIF, ANMIF, ACMIF and ANYMIF, each of which is a Maryland corporation (each, a "Fund" and collectively, the "Funds"), will be held at the offices of the Funds, 1345 Avenue of the Americas, 8th Floor, New York, New York 10105, on March 29, 2012 at 3:00 p.m., Eastern Time, for the following purposes, each of which is more fully described in the accompanying Proxy Statement dated February 23, 2012:

    1. To elect three Directors of each Fund, each such Director to hold office for a term of three years, as provided herein, and until his successor is duly elected and qualifies; and

    2. To transact such other business as may properly come before the Meeting.

   Any stockholder of record of ABIF, AGHIF, ANMIF, ACMIF or ANYMIF at the close of business on February 14, 2012 is entitled to notice of, and to vote at, the Meeting or any postponement or adjournment thereof. The enclosed proxy is being solicited on behalf of the Board of Directors of each Fund.

                                By Order of the Boards of Directors,

                                Emilie D. Wrapp
                                Secretary
New York, New York
February 23, 2012

--------------------------------------------------------------------------------

                            YOUR VOTE IS IMPORTANT

   PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, SIGN AND DATE IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. YOU MAY ALSO, BY TELEPHONE OR THROUGH THE INTERNET, AUTHORIZE PROXIES TO CAST YOUR VOTE. TO DO SO, PLEASE FOLLOW THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD. YOUR VOTE IS VERY IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE COMPLETE, DATE, SIGN AND RETURN YOUR PROXY PROMPTLY IN ORDER TO SAVE THE FUNDS ANY ADDITIONAL COST OF FURTHER PROXY SOLICITATION AND IN ORDER FOR THE MEETING TO BE HELD AS SCHEDULED.

--------------------------------------------------------------------------------

   AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

                                PROXY STATEMENT

                      ALLIANCEBERNSTEIN INCOME FUND, INC.
                ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND, INC.
            ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND, INC.
                ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND, INC.
                 ALLIANCE NEW YORK MUNICIPAL INCOME FUND, INC.

                          1345 AVENUE OF THE AMERICAS
                           NEW YORK, NEW YORK 10105

                               -----------------

                     JOINT ANNUAL MEETING OF STOCKHOLDERS
                                MARCH 29, 2012

                               -----------------

                                 INTRODUCTION

   This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the respective Boards of Directors (collectively, the "Board") of AllianceBernstein Income Fund, Inc. ("ABIF"), AllianceBernstein Global High Income Fund, Inc. ("AGHIF"), AllianceBernstein National Municipal Income Fund, Inc. ("ANMIF"), Alliance California Municipal Income Fund, Inc. ("ACMIF") and Alliance New York Municipal Income Fund, Inc. ("ANYMIF"), each of which is a Maryland corporation (each, a "Fund" and collectively, the "Funds"), to be voted at a Joint Annual Meeting of Stockholders of the Funds (the "Meeting"), to be held at the offices of the Funds, 1345 Avenue of the Americas, New York, New York 10105, on March 29, 2012 at 3:00 p.m., Eastern Time. The solicitation will be by mail and the cost for each Fund will be borne by that Fund. The Notice of Meeting, Proxy Statement and Proxy Card are being mailed to stockholders on or about February 23, 2012.

   Any stockholder who owned shares of ABIF, AGHIF, ANMIF, ACMIF and ANYMIF on February 14, 2012 (the "Record Date") is entitled to notice of, and to vote at, the Meeting and any postponement or adjournment thereof. Each share is entitled to one vote.

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDERS' MEETING TO BE HELD ON THURSDAY, MARCH 29, 2012. THE PROXY STATEMENT IS AVAILABLE ON THE INTERNET AT
WWW.ALLIANCEBERNSTEIN.COM/ABFUNDSPROXY.

                                 PROPOSAL ONE
                             ELECTION OF DIRECTORS

   At the Meeting, three Directors of each Fund will be elected to serve for terms of three years and, in each case, until his successor is elected and qualifies. The affirmative vote of a majority of the votes cast by a Fund's stockholders is required to elect a Director. It is the intention of the persons named in the enclosed proxy to nominate and vote in favor of the election of each of the nominees.

   At the Meeting, the holders of each series of preferred stock of ANMIF, ACMIF and ANYMIF (the "Preferred Stockholders") will have equal voting rights with the holders of the common stock of ANMIF, ACMIF and ANYMIF (i.e., one vote per share), respectively, and will vote together with the holders of the common stock as a single class on proposals that may be properly presented at the Meeting applicable to their respective Funds, as described below. The Preferred Stockholders, voting separately as a class, have the right to elect two Directors of their Fund ("Preferred Directors"). The Preferred Directors are John H. Dobkin and Michael J. Downey and each is a member of Class One of ANMIF, ACMIF and ANYMIF. While the Preferred Stockholders have the right to elect the Preferred Directors, they are not standing for election at the Meeting because the terms of the Class One Directors do not expire until 2013.

   Under the Funds' respective Charters and Bylaws, the Board has been divided into three classes. For all of the Funds, the terms of Class Three Directors will expire as of the Meeting, the terms of Class One Directors will expire as of the annual meeting of stockholders to be held in 2013 and the terms of Class Two Directors will expire as of the annual meeting of stockholders to be held in 2014. Upon expiration of the terms of the Directors of each class as set forth above, the terms of their successors in that class will continue until the end of their terms and until their successors are duly elected and qualify.

   Under this classified Board structure, only those Directors in a single class are required to be elected at the annual meeting of stockholders. It would require two years of annual meeting elections to change a majority of the Board of Directors of a Fund, although Maryland law provides that stockholders may remove Directors under certain circumstances, even if such Directors are not then standing for re-election. This classified Board structure, which may be regarded as an "anti-takeover" provision, may make it more difficult for a Fund's stockholders to change the majority of Directors of the Fund and, thus, have the effect of maintaining the continuity of management.

   At the Meeting, Garry L. Moody, Marshall C. Turner, Jr. and Earl D. Weiner are standing for election in Class Three of each Fund. Each nominee has consented to serve as a Director. The Board knows of no reason why any of the nominees will be unable to serve, but in the event any nominee is unable to serve, or for good cause will not serve, the proxies received indicating a vote in favor of such nominee will be voted for such substitute nominee as the Board may recommend.

   Certain information concerning the Funds' Directors and the nominees is set forth below.

                                                                           NUMBER OF
                                                                           PORTFOLIOS
                                                                               IN
                         YEAR                                              ALLIANCE-
                         TERM                                              BERNSTEIN
                         AS A                                                 FUND         OTHER
                        DIRECTOR                PRINCIPAL OCCUPATION(S)     COMPLEX     DIRECTORSHIPS
    NAME, ADDRESS*       WILL      YEARS OF      DURING PAST 5 YEARS        OVERSEEN      HELD BY
       AND AGE          EXPIRE    SERVICE**           OR LONGER            BY DIRECTOR    DIRECTOR
----------------------- --------  ----------- ---------------------------- -----------  -------------
INDEPENDENT
DIRECTORS
Chairman of the Board   Class     AGHIF: 19   Investment Adviser and an       102           None
William H. Foulk, Jr.,  Two       ABIF: 14,   Independent Consultant
#,##                    (Each     ANMIF,      since prior to 2007.
79                      Fund      ACMIF and   Previously, he was Senior
                        2014)     ANYMIF: 10  Manager of Barrett
                                              Associates, Inc., a
                                              registered investment
                                              adviser. He was formerly
                                              Deputy Comptroller and
                                              Chief Investment Officer
                                              of the State of New York
                                              and, prior thereto, Chief
                                              Investment Officer of the
                                              New York Bank for
                                              Savings. He has served as
                                              a director or trustee of
                                              various AllianceBernstein
                                              Funds since 1983 and has
                                              been Chairman of the
                                              AllianceBernstein Funds
                                              and of the Independent
                                              Directors Committees of
                                              the AllianceBernstein
                                              Funds since 2003.

John H. Dobkin, #       Class     ABIF: 14    Independent Consultant          102           None
70                      One       AGHIF: 19,  since prior to 2007.
                        (ABIF,    ANMIF,      Formerly, President of
                        ANMIF,    ACMIF and   Save Venice, Inc.
                        ACMIF     ANYMIF: 10  (preservation organization)
                        and                   from 2001-2002; Senior
                        ANYMIF                Adviser from June 1999-
                        2013)                 June 2000 and President of
                                              Historic Hudson Valley
                        Class                 (historic preservation)
                        Two                   from December 1989-May
                        (AGHIF                1999. Previously, Director
                        2014)                 of the National Academy
                                              of Design. He has served
                                              as a director or trustee of
                                              various AllianceBernstein
                                              Funds since 1992.

                                                                            NUMBER OF
                                                                            PORTFOLIOS
                                                                                IN
                        YEAR                                                ALLIANCE-
                        TERM                                                BERNSTEIN
                        AS A                                                   FUND          OTHER
                      DIRECTOR                 PRINCIPAL OCCUPATION(S)       COMPLEX     DIRECTORSHIPS
   NAME, ADDRESS*       WILL    YEARS OF        DURING PAST 5 YEARS          OVERSEEN       HELD BY
      AND AGE          EXPIRE   SERVICE**            OR LONGER              BY DIRECTOR     DIRECTOR
--------------------- --------  ---------  -------------------------------- -----------  ---------------
Michael J. Downey, #      Class Each       Private Investor since prior        102       Asia Pacific
68                        One   Fund: 7    to 2007. Formerly, managing                   Fund, Inc.
                          (Each            partner of Lexington Capital,                 and The
                          Fund             LLC (investment advisory                      Merger Fund
                          2013)            firm) from December 1997-                     since prior to
                                           December 2003. From 1987-                     2007 and
                                           1993, Chairman and CEO of                     Prospect
                                           Prudential Mutual Fund                        Acquisition
                                           Management, director of the                   Corp.
                                           Prudential mutual funds, and                  (financial
                                           member of the Executive                       services) from
                                           Committee of Prudential                       2007-2009
                                           Securities Inc. He has served
                                           as a director or trustee of the
                                           AllianceBernstein Funds
                                           since 2005.

D. James Guzy, #          Class Each       Chairman of the Board of            102       Cirrus Logic
75                        Two   Fund: 6    PLX Technology (semi-                         Corporation
                          (Each            conductors) and of SRC                        (semi-
                          Fund             Computers Inc., with which                    conductors)
                          2014)            he has been associated since                  and PLX
                                           prior to 2007. He was a                       Technology
                                           director of Intel Corporation                 (semi-
                                           (semi-conductors) from                        conductors)
                                           1969-2008, and served as                      since prior to
                                           Chairman of the Finance                       2007 and Intel
                                           Committee for such                            Corporation
                                           company for several years                     (semi-
                                           until May 2008. He has                        conductors)
                                           served as a director or trustee               since prior to
                                           of one or more of the                         2007-2008
                                           AllianceBernstein Funds
                                           since 1982.

                                                                            NUMBER OF
                                                                            PORTFOLIOS
                                                                                IN
                       YEAR                                                 ALLIANCE-
                       TERM                                                 BERNSTEIN
                       AS A                                                    FUND         OTHER
                     DIRECTOR                  PRINCIPAL OCCUPATION(S)       COMPLEX     DIRECTORSHIPS
  NAME, ADDRESS*       WILL     YEARS OF        DURING PAST 5 YEARS          OVERSEEN      HELD BY
      AND AGE         EXPIRE    SERVICE**            OR LONGER              BY DIRECTOR    DIRECTOR
-------------------- --------   ---------  -------------------------------- -----------  -------------
Nancy P. Jacklin, #      Class  Each       Professorial Lecturer at the        102           None
63                       One    Fund: 6    Johns Hopkins School of
                         (Each             Advanced International
                         Fund              Studies since 2008.
                         2013)             Formerly, U.S. Executive
                                           Director of the International
                                           Monetary Fund from
                                           December 2002-May 2006;
                                           Partner, Clifford Chance
                                           from 1992-2002; Sector
                                           Counsel, International
                                           Banking and Finance, and
                                           Associate General Counsel,
                                           Citicorp from 1985-1992;
                                           Assistant General Counsel
                                           (International), Federal
                                           Reserve Board of Governors
                                           from 1982-1985; and
                                           Attorney Advisor, U.S.
                                           Department of the Treasury
                                           from 1973-1982. Member of
                                           the Bar of the District of
                                           Columbia and New York;
                                           member of the Council on
                                           Foreign Relations. She has
                                           served as a director or trustee
                                           of the AllianceBernstein
                                           Funds since 2006.

Garry L. Moody, #        Class  Each       Independent Consultant.             102           None
59                       Three  Fund: 4    Formerly, Partner, Deloitte
                         (Each             & Touche LLP 1995-2008,
                         Fund              where he held a number of
                         2015)+            senior positions, including
                                           Vice Chairman, and U.S. and
                                           Global Investment
                                           Management Practice
                                           Managing Partner; President,
                                           Fidelity Accounting and
                                           Custody Services Company
                                           from 1993-1995; and
                                           Partner, Ernst & Young LLP
                                           from 1975-1993, where he
                                           also served as the National
                                           Director of Mutual Fund Tax
                                           Services. He has served as a
                                           director or trustee, and as
                                           Chairman of the Audit
                                           Committees, of most of the
                                           AllianceBernstein Funds
                                           since 2008.

                                                                                NUMBER OF
                                                                                PORTFOLIOS
                                                                                    IN
                              YEAR                                              ALLIANCE-
                              TERM                                              BERNSTEIN
                              AS A                                                 FUND          OTHER
                            DIRECTOR                PRINCIPAL OCCUPATION(S)      COMPLEX      DIRECTORSHIPS
      NAME, ADDRESS*          WILL     YEARS OF       DURING PAST 5 YEARS        OVERSEEN       HELD BY
         AND AGE             EXPIRE    SERVICE**           OR LONGER            BY DIRECTOR     DIRECTOR
--------------------------- --------   ---------  ----------------------------- -----------  ----------------
Marshall C. Turner, Jr., #      Class  Each       Private Investor since prior     102       Xilinx, Inc.
70                              Three  Fund: 6    to 2007. Interim CEO of                    (programmable
                                (Each             MEMC Electronic                            logic semi-
                                Fund              Materials, Inc. (semi-                     conductors)
                                2015)+            conductor and solar cell                   and MEMC
                                                  substrates) from November                  Electronic
                                                  2008-March 2009. He was                    Materials, Inc.
                                                  Chairman and CEO of                        (semi-
                                                  Dupont Photomasks, Inc.                    conductor and
                                                  (components of semi-                       solar cell
                                                  conductor manufacturing)                   substrates)
                                                  from 2003-2005, and                        since prior to
                                                  President and CEO from                     2007
                                                  2005-2006, after the
                                                  company was acquired and
                                                  renamed Toppan
                                                  Photomasks, Inc. He has
                                                  served as a director or
                                                  trustee of one or more of
                                                  the AllianceBernstein
                                                  Funds since 1992.

Earl D. Weiner, #               Class  Each       Of Counsel, and Partner          102       None
72                              Three  Fund: 5    prior to January 2007, of
                                (Each             the law firm Sullivan &
                                Fund              Cromwell LLP and
                                2015)+            member of ABA Federal
                                                  Regulation of Securities
                                                  Committee Task Force to
                                                  draft editions of the Fund
                                                  Director's Guidebook. He
                                                  has served as a director or
                                                  trustee of the
                                                  AllianceBernstein Funds
                                                  since 2007 and is
                                                  Chairman of the
                                                  Governance and
                                                  Nominating Committees of
                                                  most of the Funds.

                                                                                  NUMBER OF
                                                                                  PORTFOLIOS
                                                                                      IN
                                YEAR                                              ALLIANCE-
                                TERM                                              BERNSTEIN
                                AS A                                                 FUND         OTHER
                              DIRECTOR                 PRINCIPAL OCCUPATION(S)     COMPLEX     DIRECTORSHIPS
      NAME, ADDRESS*            WILL      YEARS OF      DURING PAST 5 YEARS        OVERSEEN      HELD BY
          AND AGE              EXPIRE     SERVICE**          OR LONGER            BY DIRECTOR    DIRECTOR
---------------------------- --------     ---------  ---------------------------- -----------  -------------
INTERESTED
DIRECTOR
Robert M. Keith, ++           Class       Each       Senior Vice President of        102           None
1345 Avenue of the Americas   One         Fund: 3    AllianceBernstein L.P. (the
New York, NY 10105            (AGHIF                 "Adviser")+++ and head of
51                            2013)                  AllianceBernstein
                                                     Investments, Inc.
                              Class                  ("ABI")+++ since July
                              Two                    2008; Director of ABI and
                              (ABIF,                 President of the
                              ANMIF,                 AllianceBernstein Funds.
                              ACMIF                  Previously, he served as
                              and                    Executive Managing
                              ANYMIF                 Director of ABI from
                              2014)                  December 2006-June
                                                     2008. Prior to joining ABI
                                                     in 2006, he served as
                                                     Executive Managing
                                                     Director of Bernstein
                                                     Global Wealth
                                                     Management, and prior
                                                     thereto, Senior Managing
                                                     Director and Global Head
                                                     of Client Service and Sales
                                                     of the Adviser's
                                                     institutional investment
                                                     management business
                                                     since 2004. Prior thereto,
                                                     he served as Managing
                                                     Director and Head of
                                                     North American Client
                                                     Service and Sales in the
                                                     Adviser's institutional
                                                     investment management
                                                     business, with which he
                                                     has been associated since
                                                     prior to 2004.

--------
* The address for each of the Fund's Independent Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.
** "Years of Service" refers to the total number of years served as a Director. # Member of the Audit Committee, the Governance and Nominating Committee, and
   the Independent Directors Committee for each Fund.
## Member of the Fair Value Pricing Committee for each Fund.
+  If elected at the Meeting.
++ Mr. Keith is an "interested person," as defined in Section 2(a)(19) of the Investment Company Act of 1940 (the "1940 Act"), of each Fund due to his position as a Senior Vice President of the Adviser.
+++The Adviser and ABI are affiliates of each Fund.

   The dollar range of the Funds' securities beneficially owned by each Director, and the aggregate dollar range of securities owned in the funds overseen by the Director within the AllianceBernstein Fund Complex are set forth below.

                                                        AGGREGATE DOLLAR
                                                         RANGE OF EQUITY
                                                        SECURITIES IN THE
                                                      FUNDS OVERSEEN IN THE
                              DOLLAR RANGE OF EQUITY    ALLIANCEBERNSTEIN
                              SECURITIES IN THE FUNDS  FUND COMPLEX AS OF
                              AS OF DECEMBER 31, 2011   DECEMBER 31, 2011
                              ----------------------- ---------------------
     Independent Directors
     ---------------------
     John H. Dobkin           ABIF:   $10,001-$50,000     Over $100,000
                              AGHIF:  $10,001-$50,000     Over $100,000
     Michael J. Downey        ABIF:     $1-$10,000        Over $100,000
     William H. Foulk, Jr.    ABIF:   $10,001-$50,000     Over $100,000
                              AGHIF:  $10,001-$50,000     Over $100,000
                              ANMIF:    $1-$10,000        Over $100,000
     D. James Guzy            AGHIF:  $10,001-$50,000     Over $100,000
     Garry L. Moody           ABIF:   $10,001-$50,000     Over $100,000
     Nancy P. Jacklin         AGHIF:  $10,001-$50,000     Over $100,000
     Marshall C. Turner, Jr.  ABIF:    Over $100,000      Over $100,000
     Earl D. Weiner           AGHIF:  $10,001-$50,000     Over $100,000
                              ANYMIF:   $1-$10,000        Over $100,000
     Interested Director
     -------------------
     Robert M. Keith                       None               None

   The business and affairs of the Funds are managed under the direction of the Board. Directors who are not "interested persons" of the Funds as defined in the 1940 Act, are referred to as "Independent Directors," and the Director who is an "interested person" of the Funds is referred to as an "Interested Director." Certain information concerning each Director and the Funds' governance structure is set forth below.

   Experience, Skills, Attributes and Qualifications of the Funds' Directors. The Governance and Nominating Committee of the Board, which is composed of Independent Directors, reviews the experience, qualifications, attributes and skills of potential candidates for nomination or election by the Board, and conducts a similar review in connection with the proposed nomination of current Directors for re-election by stockholders at any annual or special meeting of stockholders. In evaluating a candidate for nomination or election as a Director, the Governance and Nominating Committee takes into account the contribution that the candidate would be expected to make to the diverse mix of experience, qualifications, attributes and skills that the Governance and Nominating Committee believes contributes to good governance for the Fund. Additional information concerning the Governance and Nominating Committee's consideration of nominees appears in the description of the Committee below.

   The Board believes that, collectively, the Directors have balanced and diverse experience, qualifications, attributes and skills, which allow the Board to operate effectively in governing the Funds and protecting the interests of stockholders. The Board has concluded that, based on each Director's experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Directors, each Director is qualified and should continue to serve as such.

   In determining that a particular Director was and continues to be qualified to serve as a Director, the Board has considered a variety of criteria, none of which, in isolation, was controlling. In addition, the Board has taken into account the actual service and commitment of each Director during his or her tenure (including the Director's commitment and participation in Board and committee meetings, as well as his or her current and prior leadership of standing and ad hoc committees) in concluding that each should continue to serve as a Director. Additional information about the specific experience, skills, attributes and qualifications of each Director, which in each case led to the Board's conclusion that the Director should serve (or continue to serve) as Director, is provided in the table above and in the next paragraph.

   Among other attributes and qualifications, common to all Directors are their ability to review critically, evaluate, question and discuss information provided to them (including information requested by the Directors); to interact effectively with the Adviser, other service providers, counsel and the Funds' independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Directors. In addition to his or her service as a Director of the Funds and other AllianceBernstein Funds as noted in the table above: Mr. Dobkin has experience as an executive of a number of organizations and served as Chairman of the Audit Committee of many of the AllianceBernstein Funds from 2001 to 2008; Mr. Downey has experience in the investment advisory business including as Chairman and Chief Executive Officer of a large fund complex and as director of a number of non-AllianceBernstein funds and as Chairman of a non-AllianceBernstein closed-end fund; Mr. Foulk has experience in the investment advisory and securities businesses, including as Deputy Comptroller and Chief Investment Officer of the State of New York (where his responsibilities included bond issuances, cash management and oversight of the New York Common Retirement
Fund), has served as Chairman of the AllianceBernstein Funds and of the Independent Directors Committee since 2003, and is active in a number of mutual fund related organizations and committees; Mr. Guzy has experience as a corporate director including as Chairman of a public company and Chairman of the Finance Committee of a large public technology company; Ms. Jacklin has experience as a financial services regulator including as U.S. Executive Director of the International Monetary Fund, which is responsible for ensuring the stability of the international monetary system, and as a financial services lawyer in private practice; Mr. Keith has experience as an executive of the Adviser, with responsibility to, among other things, the AllianceBernstein Funds; Mr. Moody has experience as a certified public accountant, including experience as Vice Chairman and U.S. and Global Investment Management Practice Partner for a major accounting firm, is a member of the governing council of an organization of independent directors of mutual funds, and has served as Chairman of the Audit Committee of most of the AllianceBernstein Funds since 2008; Mr. Turner has experience as a director (including Chairman and Chief Executive officer of a number of companies) and as a venture capital investor, including serving as general partner of three institutional venture capital partnerships; and Mr. Weiner has experience as a securities lawyer whose practice includes representing registered investment companies and as Chairman, director or trustee of a number of boards, and has served as Chairman of the Governance and Nominating Committee of most of the AllianceBernstein Funds. The disclosure herein of a Director's experience, qualifications, attributes and skills does not impose on such Director any duties, obligations, or liability that are greater than the duties, obligations and liability imposed on such Director as a member of the Board and any committee thereof in the absence of such experience, qualifications, attributes and skills.

   Board Structure and Oversight Function. The Board is responsible for oversight of the Funds. Each Fund has engaged the Adviser to manage the Fund on a day-to-day basis. The Board is responsible for overseeing the Adviser and the Funds' other service providers in the operations of the Funds in accordance with each Fund's investment objective and policies, and otherwise in accordance with the Fund's prospectus, the requirements of the 1940 Act and other applicable Federal laws, applicable state laws and the Fund's charter and bylaws. The Board meets in-person at regularly scheduled meetings 8 times throughout the year. In addition, the Directors may meet in-person or by telephone at special meetings or on an informal basis at other times. The Independent Directors also regularly meet without the presence of any representatives of management. As described below, the Board has established four standing committees - the Audit Committee, the Governance and Nominating Committee, the Independent Directors Committee and the Fair Value Pricing Committee - and may establish ad hoc committees or working groups from time to time to assist the Board in fulfilling its oversight responsibilities. Each committee is composed exclusively of Independent Directors. The responsibilities of each committee, including its oversight responsibilities, are described further below. The Independent Directors have also engaged independent legal counsel, and may from time to time engage consultants and other advisors, to assist them in performing their oversight responsibilities.

   An Independent Director serves as Chairman of the Board. The Chairman's duties include setting the agenda for each Board meeting in consultation with management, presiding at each Board meeting, meeting with management between Board meetings and facilitating communication and coordination between the

Independent Directors and management. The Directors have determined that the Board's leadership by an Independent Director and its committees composed exclusively of Independent Directors is appropriate because they believe it sets the proper tone to the relationships between the Funds, on the one hand, and the Adviser and other service providers, on the other, and facilitates the exercise of the Board's independent judgment in evaluating and managing such relationships. In addition, each Fund is required to have an Independent Director as Chairman pursuant to certain 2003 regulatory settlements involving the Adviser.

   Risk Oversight. Each Fund is subject to a number of risks, including investment, compliance and operational risks. Day-to-day risk management of the Funds resides with the Adviser or other service providers (depending on the nature of the risk), subject to supervision by the Adviser. The Board has charged the Adviser and its affiliates with (i) identifying events or circumstances, the occurrence of which could have demonstrable and material adverse effects on the Funds; (ii) to the extent appropriate, reasonable or practicable, implementing processes and controls reasonably designed to lessen the possibility that such events or circumstances will occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously, and to revise as appropriate, the processes and controls described in (i) and (ii) above.

   Risk oversight forms part of the Board's general oversight of the Funds' investment programs and operations, and is addressed as part of various regular Board and committee activities. Each Fund's investment management and business affairs are carried out by or through the Adviser and other service providers. Each of these persons has an independent interest in ensuring effective risk management, but the policies and the methods by which one or more risk management functions are carried out may differ from the Fund's and each other's in the setting of priorities, resource availability and/or the effectiveness of relevant controls. Oversight of risk management is provided by the Board and the Audit Committee. The Directors regularly receive reports from, among others, management (including the Global Heads of Investment Risk and Trading Risk of the Adviser), the Fund's Senior Officer (who is also the Fund's chief compliance officer), the Fund's independent registered public accounting firm, counsel and internal auditors for the Adviser, as appropriate, regarding risks faced by the Funds and the Adviser's risk management programs.

   Not all risks that may affect the Funds can be identified, nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost-effective to eliminate or mitigate certain risks, processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Funds or the Adviser, its affiliates or other service providers. Moreover, it is necessary for the Funds to bear certain risks (such as investment-related risks) to achieve the Funds' goals. As a result of the foregoing and other factors, the Funds' ability to manage risk is subject to substantial limitations.

   During each Fund's fiscal year ended 2011, the Board met 8 times. The Funds do not have a policy that requires a Director to attend annual meetings of stockholders.

   Board Committees. The Board has four standing committees: the Audit Committee, the Governance and Nominating Committee, the Independent Directors Committee, and the Fair Value Pricing Committee. The members of the Committees are identified above in the table listing the Directors.

   The function of the Audit Committee is to assist the Board in its oversight of each Fund's financial reporting process. The members of the Audit Committee are "independent" as required by applicable listing standards of the New York Stock Exchange ("NYSE"). During each Fund's fiscal year ended 2011, the Audit Committee of ABIF met 3 times; of AGHIF, 4 times; of ANMIF, 3 times; of ACMIF, 3 times; and of ANYMIF, 3 times.

   The Board has adopted a charter for its Governance and Nominating Committee, a current copy of which is available at www.alliancebernstein.com (click on "AllianceBernstein Mutual Fund Investors" then "U.S." then "Investment Products/Closed End" then the name of a Fund (e.g., "Alliance New York Municipal Income Fund") then "Fund Information" then "Governance and Nominating Committee Charter"). Pursuant to the charter of the Governance and Nominating Committee, the Committee assists the Board in carrying out its responsibilities with respect to Fund governance and identifies, evaluates and selects and nominates candidates for the Board. The Committee may also set standards or qualifications for Directors and reviews at least annually the performance of each Director, taking into account factors such as attendance at meetings, adherence to Board policies, preparation for and participation at meetings, commitment and contribution to the overall work of the Board and its committees, and whether there are health or other reasons that might affect the Director's ability to perform his or her duties. The Committee may consider candidates as Directors submitted by a Fund's current Board members, officers, the Adviser, stockholders (subject to the following paragraph), and other appropriate sources.

   The Governance and Nominating Committee will consider candidates submitted by a stockholder or group of stockholders who have beneficially owned at least 5% of a Fund's outstanding common stock for at least two years prior to the time of submission and who timely provides specified information about the candidates, and the nominating stockholder or group. To be timely for consideration by the Committee, the submission, including all required information, must be submitted in writing to the attention of the Secretary at the principal executive offices of the Funds not less than 120 days before the date of the proxy statement for the previous year's annual meeting of stockholders. The Committee will consider only one candidate submitted by such a stockholder or group for nomination for election at an annual meeting of stockholders. The Committee will not consider self-nominated candidates.

   The Governance and Nominating Committee will consider and evaluate candidates submitted by stockholders on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. These criteria include the candidate's relevant knowledge, experience, and expertise, the candidate's ability to carry out his or her duties in the best interests of the Funds, and the candidate's ability to qualify as an Independent Director. When assessing a candidate for nomination, the Committee considers whether the individual's background, skills, and experience will complement the background, skills and experience of other nominees and will contribute to the diversity of the Board. During each Fund's fiscal year ended 2011, the Governance and Nominating Committee met 4 times.

   The function of the Independent Directors Committee is to consider and take action on matters that the Committee or the Board believes should be addressed in executive session of the Independent Directors, such as review and approval of the Advisory and Shareholder Inquiry Agency Agreements. During each Fund's fiscal year ended 2011, the Independent Directors Committee met 7 times. The Independent Directors meet in executive session without representation of management present at every Board meeting. In the fiscal year ended 2011, the approval of the Advisory and Shareholder Inquiry Agreements was considered at such an executive session.

   The function of the Fair Value Pricing Committee is to consider, in advance if possible, any fair valuation decision of the Adviser's Valuation Committee relating to a security held by a Fund made under unique or highly unusual circumstances not previously addressed by the Adviser's Valuation Committee that would result in a change in the Fund's net asset value by more than $0.01 per share. The Fair Value Pricing Committee did not meet during the Funds' most recently completed fiscal years.

   The Board has adopted a process for stockholders to send communications to the Board. To communicate with the Board or an individual Director of a Fund, a stockholder must send a written communication to the Fund's principal office at the address listed in the Notice of Joint Annual Meeting of Stockholders accompanying this Proxy Statement, addressed to the Board or the individual Director. All stockholder communications received in accordance with this process will be forwarded to the Board or the individual Director to whom or to which the communication is addressed.

   Board Compensation. None of the Funds pays any fees to, or reimburses expenses of, any Director during a time when the Director is considered an "interested person" of the Fund. Information concerning the aggregate compensation paid by the Funds to the Directors during each Fund's fiscal year ended 2011; the aggregate compensation paid to the Directors during calendar year 2011 by all of the investment companies overseen by the Director within the AllianceBernstein Fund Complex; the total number of investment companies in the AllianceBernstein Fund Complex for which each Director serves as a director or trustee; and the number of investment portfolios for which each Director serves as a director or trustee, is set forth below. Neither the Funds nor any other investment company in the AllianceBernstein Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees.

                                                                                    NUMBER OF
                                                                  NUMBER OF        INVESTMENT
                                                                 INVESTMENT        PORTFOLIOS
                                                              COMPANIES IN THE     WITHIN THE
                                                              ALLIANCEBERNSTEIN ALLIANCEBERNSTEIN
                                              COMPENSATION      FUND COMPLEX,     FUND COMPLEX,
                                                FROM THE        INCLUDING THE     INCLUDING THE
                          COMPENSATION      ALLIANCEBERNSTEIN   FUNDS, AS TO      FUNDS, AS TO
                            FROM THE          FUND COMPLEX,       WHICH THE         WHICH THE
                          FUNDS DURING        INCLUDING THE     DIRECTOR IS A     DIRECTOR IS A
                         THEIR FISCAL YEARS   FUNDS, DURING      DIRECTOR OR       DIRECTOR OR
   NAME OF DIRECTOR        ENDED 2011             2011             TRUSTEE           TRUSTEE
------------------------ ------------------ ----------------- ----------------- -----------------
Independent Directors
---------------------
John H. Dobkin           $ 5,933   ABIF         $252,000             32                102
                         $ 6,268   AGHIF
                         $ 5,751   ANMIF
                         $ 5,751   ACMIF
                         $ 5,751   ANYMIF

Michael J. Downey        $ 6,291   ABIF         $252,000             32                102
                         $ 6,548   AGHIF
                         $ 5,750   ANMIF
                         $ 5,750   ACMIF
                         $ 5,750   ANYMIF

William H. Foulk, Jr.    $10,390   ABIF         $493,700             32                102
                         $11,407   AGHIF
                         $ 9,555   ANMIF
                         $ 9,555   ACMIF
                         $ 9,555   ANYMIF

D. James Guzy            $ 5,255   ABIF         $252,000             32                102
                         $ 6,511   AGHIF
                         $ 4,286   ANMIF
                         $ 4,286   ACMIF
                         $ 4,286   ANYMIF

Nancy P. Jacklin         $ 6,279   ABIF         $252,000             32                102
                         $ 6,419   AGHIF
                         $ 5,751   ANMIF
                         $ 5,751   ACMIF
                         $ 5,751   ANYMIF

Garry L. Moody           $ 6,914   ABIF         $280,000             32                102
                         $ 7,278   AGHIF
                         $ 6,444   ANMIF
                         $ 6,444   ACMIF
                         $ 6,444   ANYMIF

Marshall C. Turner, Jr.  $ 7,082   ABIF         $252,000             32                102
                         $ 6,593   AGHIF
                         $ 5,751   ANMIF
                         $ 5,751   ACMIF
                         $ 5,751   ANYMIF

Earl D. Weiner           $ 6,357   ABIF         $270,000             32                102
                         $ 6,694   AGHIF
                         $ 6,172   ANMIF
                         $ 6,172   ACMIF
                         $ 6,172   ANYMIF

   THE BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR EACH OF THE NOMINEES TO SERVE AS A DIRECTOR OF THE APPLICABLE FUND. FOR EACH FUND, APPROVAL OF PROPOSAL ONE REQUIRES THE AFFIRMATIVE VOTE OF A MAJORITY OF THE VOTES ENTITLED TO BE CAST.

                     PROXY VOTING AND STOCKHOLDER MEETING

   All properly executed and timely received proxies will be voted at the Meeting in accordance with the instructions marked thereon or as otherwise provided therein. Accordingly, unless instructions to the contrary are marked on the proxies, the votes will be cast for the election of the nominees as Directors for each Fund. If no specification is made on a properly executed proxy, it will be voted for the matters specified on the Proxy Card. Any stockholder may revoke that stockholder's proxy at any time prior to exercise thereof by (i) giving written notice to the Secretary of the Funds at 1345 Avenue of the Americas, New York, New York 10105, (ii) signing and delivering to the Secretary another proxy of a later date, or (iii) voting in person at the Meeting.

   Properly executed proxies may be returned with instructions to abstain from voting or to withhold authority to vote (an "abstention"). For each Fund, the approval of Proposal One requires an affirmative vote of the holders of a majority of the votes entitled to be cast. An abstention will be considered present for purposes of determining the existence of a quorum but will have the effect of a vote against Proposal One. If any proposal, other than Proposal One, properly comes before the Meeting, shares represented by proxies will be voted on all such proposals in the discretion of the person or persons holding the proxies. The Funds have not received notice of, and are not otherwise aware of, any other matter to be presented at the Meeting.

   For each Fund, a quorum for the Meeting will consist of the presence in person or by proxy of the holders of a majority of the total outstanding shares of common stock, and preferred stock, if any, of the Fund. In the event that
(i) a quorum is not present at the Meeting for a Fund; or (ii) a quorum is present but sufficient votes in favor of the position recommended by the Board for Proposal One (as described in the Proxy Statement) have not been timely received, the Chairman of the Board may authorize, or the persons named as proxies may propose and vote for, one or more adjournments of the Meeting up to 120 days after the Record Date for that Fund, with no other notice than an announcement at the Meeting, in order to permit further solicitation of proxies. Shares represented by proxies indicating a vote contrary to the position recommended by the Board for Proposal One will be voted against adjournment of the Meeting.

   The Meeting is scheduled as a joint meeting of the stockholders of the Funds, because the stockholders of all the Funds are to consider and vote on the election of Directors. Stockholders of each Fund will vote separately on the election of Directors for that Fund and on any other matter that may properly come before the Meeting for such Fund. An unfavorable vote by the stockholders of one Fund will not affect the vote on the election of Directors or on any other matter by the stockholders of another Fund.

   Each Fund has engaged Boston Financial Data Services ("BFDS"), 30 Dan Road - Second Floor, Canton, MA 02021, to assist in soliciting proxies for the Meeting. BFDS will receive a total fee of approximately $2,500 for its services, to be divided equally among the Funds ($500 per Fund).

OTHER INFORMATION

OFFICERS OF THE FUNDS
---------------------

   Certain information concerning the Funds' officers is set forth below. Each officer is elected annually by the Board and serves a one-year term until his or her successor is duly elected and qualifies.

                                       POSITION(S) (MONTH AND YEAR      PRINCIPAL OCCUPATION DURING
NAME, ADDRESS* AND AGE                 FIRST ELECTED)                   PAST 5 YEARS (OR LONGER)
----------------------                 -------------------------------- ---------------------------------

Robert M. Keith                        President and Chief Executive    See biography above.
51                                     Officer, all Funds (09/08)

Philip L. Kirstein                     Senior Vice President and        Senior Vice President and
66                                     Independent Compliance Officer,  Independent Compliance
                                       all Funds (10/04)                Officer of the AllianceBernstein
                                                                        Mutual Funds, with which he
                                                                        has been associated since
                                                                        October 2004. Prior thereto, he
                                                                        was Of Counsel to Kirkpatrick
                                                                        & Lockhart, LLP from October
                                                                        2003-October 2004, and
                                                                        General Counsel of Merrill
                                                                        Lynch Investment Managers,
                                                                        L.P. since prior to March 2003.

Robert (Guy) B. Davidson III           Senior Vice President,           Senior Vice President of the
50                                     ANMIF (4/02)                     Adviser**, with which he has
                                       ACMIF (4/02)                     been associated since prior to
                                       ANYMIF (4/02)                    2007.

Douglas J. Peebles                     Senior Vice President,           Senior Vice President of the
46                                     ANMIF (6/04)                     Adviser**, with which he has
                                       ACMIF (6/04)                     been associated since prior to
                                       ANYMIF (6/04)                    2007.
                                       Vice President,
                                       ABIF (8/02)

Michael G. Brooks                      Vice President,                  Senior Vice President of the
63                                     ANMIF (10/05)                    Adviser**, with which he has
                                       ACMIF (10/05)                    been associated since prior to
                                       ANYMIF (10/05)                   2007.

                                       POSITION(S) (MONTH AND YEAR    PRINCIPAL OCCUPATION DURING
NAME, ADDRESS* AND AGE                 FIRST ELECTED)                 PAST 5 YEARS (OR LONGER)
----------------------                 ------------------------------ --------------------------------

Fred S. Cohen                          Vice President,                Senior Vice President of the
53                                     ACMIF (10/05)                  Adviser**, with which he has
                                       ANMIF (10/05)                  been associated since prior to
                                       ANYMIF (10/05)                 2007.

Paul J. DeNoon                         Vice President,                Senior Vice President of the
49                                     ABIF (3/93)                    Adviser**, with which he has
                                       AGHIF (4/94)                   been associated since prior to
                                                                      2007.

Gershon M. Distenfeld                  Vice President,                Senior Vice President of the
36                                     ABIF (3/06)                    Adviser**, with which he has
                                                                      been associated since prior to
                                                                      2007.

Terrance T. Hults                      Vice President,                Senior Vice President of the
45                                     ANMIF (12/01)                  Adviser**, with which he has
                                       ACMIF (12/01)                  been associated since prior to
                                       ANYMIF (12/01)                 2007.

Michael L. Mon                         Vice President,                Vice President of the
42                                     ABIF (4/00)                    Adviser**, with which he has
                                                                      been associated since prior to
                                                                      2007.

Marco G. Santamaria                    Vice President,                Vice President of the
46                                     AGHIF (9/10)                   Adviser**, with which he has
                                                                      been associated since June
                                                                      2010. Prior thereto, he was a
                                                                      founding partner at Global
                                                                      Securities Advisors, an
                                                                      emerging market-oriented
                                                                      fixed-income hedge fund since
                                                                      prior to 2007.

Matthew S. Sheridan                    Vice President,                Vice President of the
36                                     ABIF (11/08)                   Adviser**, with which he has
                                                                      been associated since prior to
                                                                      2007.

Joseph J. Mantineo                     Treasurer and Chief Financial  Senior Vice President of
52                                     Officer, all Funds (8/06)      AllianceBernstein Investor
                                                                      Services, Inc. ("ABIS")**, with
                                                                      which he has been associated
                                                                      since prior to 2007.

Phyllis J. Clarke                      Controller,                    Vice President of ABIS**, with
51                                     ABIF (11/08)                   which she has been associated
                                       ANMIF (5/09)                   since prior to 2007.
                                       ACMIF (5/09)
                                       ANYMIF (5/09)

Stephen Woetzel                        Controller,                    Vice President of ABIS**, with
40                                     AGHIF (5/09)                   which he has been associated
                                                                      since prior to 2007.

NAME, ADDRESS*                         POSITION(S) (MONTH AND YEAR  PRINCIPAL OCCUPATION DURING
AND AGE                                FIRST ELECTED)               PAST 5 YEARS (OR LONGER)
--------------                         ---------------------------  ---------------------------------

Emilie D. Wrapp                            Secretary,               Senior Vice President, Assistant
56                                         all Funds (10/05)        General Counsel and Assistant
                                                                    Secretary of ABI**, with which
                                                                    she has been associated since
                                                                    prior to 2007.

--------
* The address for the Funds' officers is 1345 Avenue of the Americas, New York, New York 10105.
** An affiliate of each of the Funds.

STOCK OWNERSHIP
---------------

   The outstanding voting shares of ABIF, AGHIF, ANMIF, ACMIF and ANYMIF as of the Record Date consisted of 242,911,697 shares of common stock of ABIF; 85,464,297 shares of common stock of AGHIF; 28,706,676 shares of common stock and 2,677 shares of each of Auction Preferred Shares, Series M, Series W and Series TH and 1,658 shares of Series T of ANMIF; 8,539,098 shares of common stock and 1,451 shares of each of Auction Preferred Shares, Series M and Series T of ACMIF; and 4,829,362 shares of common stock and 816 shares of each of Auction Preferred Shares, Series M and Series T of ANYMIF.

   As of February 14, 2012, the Directors and officers of each Fund, both individually and as a group, owned less than 1% of the shares of any Fund. During each Fund's most recently completed fiscal year, the Fund's Directors as a group did not engage in the purchase or sale of more than 1% of any class of securities of the Adviser or of any of its parents or subsidiaries.

AUDIT COMMITTEE REPORT
----------------------

   The following Audit Committee Report was adopted by the Audit Committee for each Fund.

   The Audit Committee operates pursuant to a written charter, a copy of which may be found on the Adviser's website at www.alliancebernstein.com (click on "AllianceBernstein Mutual Fund Investors," then "U.S." then "Investment Products/Closed-End" then the name of a Fund (e.g., "Alliance New York Municipal Income Fund") then "Fund Information" then "Closed-End Funds Audit Committee Charter"). The purposes of the Audit Committee are to (1) assist the Board in its oversight of the accounting and financial reporting policies and practices of the Fund, including (i) the quality and integrity of the Fund's financial statements and the independent audit thereof; (ii) the Fund's compliance with legal and regulatory requirements, particularly those that relate to the Fund's accounting, financial reporting, internal controls over financial reporting, and independent audits; (iii) the retention, independence, qualifications and performance of the independent registered public accounting firm; (iv) meeting with representatives of the internal audit department of the Adviser regarding such department's activities relating to the Fund; and (v) the Fund's compliance with applicable laws by receiving reports from counsel who believe there is credible evidence of a material violation of law by the Fund or by someone owing a fiduciary or other duty to the Fund; and (2) to prepare this report. As set forth in the Audit Committee Charter, management of the Fund is responsible for the preparation, presentation and integrity of the Fund's financial statements, the Fund's accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent registered public accounting firm is responsible for auditing the Fund's financial statements and expressing an opinion as to their conformity with U.S. generally accepted accounting principles.

   In the performance of its oversight function, the Audit Committee has considered and discussed the audited financial statements with management and the independent registered public accounting firm of the Fund. The Audit Committee has also discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 114, Auditors Communication with those Charged with Governance, and other professional standards, as currently in effect. The Audit Committee has also considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund's independent registered public accounting firm to the Adviser and to any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund is compatible with maintaining the independent registered public accounting firm's independence. Finally, the Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by Public Company Accounting Oversight Board Rule 3526, Communications with Audit Committees Concerning Independence, as currently in effect, and has discussed the independent registered public accounting firm's independence with such firm.

   The members of the Fund's Audit Committee are not full-time employees of the Fund and are not performing the functions of auditors or accountants. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures or to set auditor independence standards. Members of the Audit Committee necessarily rely on the information provided to them by management and the independent registered public accounting firm. Accordingly, the Audit Committee's considerations and discussions referred to above do not assure that the audit of the Fund's financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with U.S. generally accepted accounting principles or that the Fund's independent registered public accounting firm is in fact "independent".

   Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above and in the Audit Committee Charter, the Audit Committee recommended to the Board that the audited financial statements of the Fund be included in the Fund's annual report to stockholders for the most recent fiscal year.

   Submitted by the Audit Committee of each Fund's Board of Directors:

 John H. Dobkin                         Nancy P. Jacklin
 Michael J. Downey                      Garry L. Moody
 William H. Foulk, Jr.                  Marshall C. Turner, Jr.
 D. James Guzy                          Earl D. Weiner

APPROVAL OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS BY THE BOARD
-----------------------------------------------------------------------

   The Audit Committee is responsible for the appointment, compensation, retention and oversight of the work of the Funds' independent registered public accounting firm. In addition, on the dates specified below, the Board approved the selection of the Funds' independent registered public accounting firm as required by, and in accordance with the 1940 Act. At meetings held on February 1-2, 2011 (AGHIF) and November 1-3, 2011 (ABIF, ANMIF, ACMIF and ANYMIF), the Board approved by the vote, cast in person, of a majority of the Directors of each Fund, including a majority of the Directors who are not "interested persons" of each Fund, the selection of Ernst & Young LLP as the independent registered public accounting firm to audit, regarding each Fund, the accounts for the fiscal year ending, as applicable, March 31, 2012 (AGHIF); October 31, 2012 (ANMIF, ACMIF and ANYMIF) and December 31, 2012 (ABIF).

   Ernst & Young LLP has audited the accounts of ABIF, AGHIF, ANMIF, ACMIF and ANYMIF since the respective dates of the commencement of each of the Fund's operations, and has represented that it does not have any direct financial interest or any material indirect financial interest in any of the Funds. Representatives of Ernst & Young LLP are expected to attend the Meeting, to have the opportunity to make a statement and to respond to appropriate questions from the stockholders.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM'S FEES
----------------------------------------------------

   The following table sets forth the aggregate fees billed by the independent registered public accounting firm for each Fund's last two fiscal years for professional services rendered for: (i) the audit of the Fund's annual financial statements included in the Fund's annual report to stockholders;
(ii) assurance and related services that are reasonably related to the performance of the audit of the Fund's financial statements and are not reported under (i), which include advice and education on accounting and auditing issues, quarterly press release reviews and preferred stock maintenance testing (for those Funds that issue preferred stock); (iii) tax compliance, tax advice and tax return preparation; and (iv) aggregate non-audit services provided to the Fund, the Fund's Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund ("Service Affiliates"). No other services were provided by the independent registered public accounting firm to any Fund during this period.

                                                                               ALL FEES FOR
                                                                                NON-AUDIT
                                                                                 SERVICES
                                                                     ALL OTHER PROVIDED TO
                                                                     FEES FOR   THE FUND,
                                                                     SERVICES  THE ADVISER
                                                  AUDIT              PROVIDED  AND SERVICE
                                    AUDIT FEES RELATED FEES TAX FEES  TO FUND  AFFILIATES*
                                    ---------- ------------ -------- --------- ------------
AllianceBernstein              2010  $57,500      $8,000    $17,506     $0       $663,646
 Income Fund, Inc.             2011  $57,500      $8,128    $18,426     $0       $707,390

AllianceBernstein Global       2010  $58,658      $7,200    $19,096     $0       $956,828
 High Income Fund, Inc.        2011  $57,500      $8,000    $16,971     $0       $588,417

AllianceBernstein
 National Municipal            2010  $32,500      $8,000    $11,924     $0       $712,104
 Income Fund, Inc.             2011  $32,500      $8,295    $12,467     $0       $696,428

Alliance California Municipal  2010  $32,500      $8,000    $11,924     $0       $712,104
 Income Fund, Inc.             2011  $32,500      $8,295    $12,467     $0       $696,428

Alliance New York
 Municipal Income              2010  $32,500      $8,000    $11,924     $0       $712,104
 Fund, Inc.                    2011  $32,500      $8,295    $12,467     $0       $696,428

--------
* The fees vary because they are presented based on each Fund's last two fiscal years and reflect fees for non-audit services for different periods.

   Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Funds' Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to a Fund by the Fund's independent registered public accounting firm. A Fund's Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and any Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund. Accordingly, all of the amounts in the table for Audit Fees, Audit-Related Fees and Tax Fees for 2011 are for services pre-approved by each Fund's Audit Committee. The amounts of the Fees for Non-Audit Services provided to the Fund, the Adviser and Service Affiliates in the table for each Fund that were subject to pre-approval by the Audit Committee for 2011 were ABIF, $26,554 (comprising $8,128 of audit related fees and $18,426 of tax fees); AGHIF, $24,971 (comprising $8,000 of audit related fees and $16,971 of tax fees); ANMIF, $20,762 (comprising $8,295 of audit related fees and $12,467 of tax fees); ACMIF, $20,762 (comprising $8,295 of audit related fees and $12,467 of tax fees); and ANYMIF, $20,762 (comprising $8,295 of audit related fees and $12,467 of tax fees). The Audit Committee has considered whether the provision, to the Adviser and/or any Service Affiliate by the Funds' independent registered public accounting firm, of any non-audit services that were not pre-approved by the Audit Committee is compatible with maintaining the independent registered public accounting firm's independence.

  INFORMATION AS TO THE INVESTMENT ADVISER AND THE ADMINISTRATOR OF THE FUNDS

   Each Fund's investment adviser is AllianceBernstein L.P., 1345 Avenue of the Americas, New York, New York 10105. The administrator for each of the Funds is the Adviser.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

   None of the Funds is aware of an untimely filing of a statement of initial beneficial ownership interest by any person subject to Section 16 under the Exchange Act during the Fund's fiscal year ended 2011.

                                 OTHER MATTERS

   Management of each Fund does not know of any matters properly to be presented at the Meeting other than those mentioned in this Proxy Statement. If any other matters properly come before the Meeting, the shares represented by proxies will be voted with respect thereto in the discretion of the person or persons voting the proxies. As of February 14, 2012, the following shareholders held more than 5% of the specified Fund's shares:

                                                                   NUMBER
FUND             SHAREHOLDER (ADDRESS)            CLASS OF SHARES OF SHARES PERCENTAGE
 ----  ------------------------------------------ --------------- --------- ----------
ANMIF  First Trust Portfolios L.P., First Trust    common stock   3,711,804   12.90%
       Advisors L.P. and The Charger Corporation
       (120 East Liberty Drive, Suite 400,
       Wheaton, Illinois 60187)

ANMIF  Citigroup Global Markets Inc., Citigroup    auction rate       2,957   30.50%
       Financial Products Inc., Citigroup Global   preferred
       Markets Holdings Inc. and Citigroup Inc.    stock
       (388 Greenwich Street, New York, New
       York 10013)

ANMIF  UBS AG on behalf of UBS Securities LLC      auction rate       1,049   10.83%
       and UBS Financial Services Inc.             preferred
       (Bahnhofstrasse 45, P.O. Box CH-8021,       stock
       Zurich, Switzerland)

                                                                     NUMBER
 FUND             SHAREHOLDER (ADDRESS)             CLASS OF SHARES OF SHARES PERCENTAGE
 ----   ------------------------------------------- --------------- --------- ----------

ANMIF   Bank of America Corp. (Bank of America       auction rate       1,770   18.30%
        Corporate Center, 100 North Tryon Street,    preferred
        Charlotte, North Carolina 28255), Bank of    stock
        America N.A. (101 South Tryon Street,
        Charlotte, North Carolina 28255) and Blue
        Ridge Investments, L.L.C. (214 North
        Tryon Street, Charlotte, North Carolina
        28255)

ACMIF   First Trust Portfolios L.P., First Trust     common         1,169,919   13.70%
        Advisors L.P. and The Charger                stock
        Corporation (120 East Liberty Drive, Suite
        400, Wheaton, Illinois 60187)

ACMIF   Citigroup Global Markets Inc., Citigroup     auction rate       1,456   50.20%
        Financial Products Inc., Citigroup Global    preferred
        Markets Holdings Inc. and Citigroup Inc.     stock
        (388 Greenwich Street, New York, New
        York 10013)

ACMIF   UBS AG on behalf of UBS Securities           auction rate         350   12.06%
        LLC and UBS Financial Services Inc.          preferred
        (Bahnhofstrasse 45, P.O. Box CH-8021,        stock
        Zurich, Switzerland)

ACMIF   Bank of America Corp. (Bank of America       auction rate         834   28.70%
        Corporate Center, 100 North Tryon Street,    preferred
        Charlotte, North Carolina 28255), Bank of    stock
        America N.A. (101 South Tryon Street,
        Charlotte, North Carolina 28255) and Blue
        Ridge Investments, L.L.C. (214 North
        Tryon Street, Charlotte, North Carolina
        28255)

ANYMIF  First Trust Portfolios L.P., First Trust     common           248,994    5.20%
        Advisors L.P. and The Charger                stock
        Corporation (120 East Liberty Drive, Suite
        400, Wheaton, Illinois 60187)

ANYMIF  Citigroup Global Markets Inc., Citigroup     auction rate         848    52.0%
        Financial Products Inc., Citigroup Global    preferred
        Markets Holdings Inc. and Citigroup Inc.     stock
        (388 Greenwich Street, New York, New
        York 10013)

ANYMIF  UBS AG on behalf of UBS Securities           auction rate          97    5.94%
        LLC and UBS Financial Services Inc.          preferred
        (Bahnhofstrasse 45, P.O. Box CH-8021,        stock
        Zurich, Switzerland)

ANYMIF  Bank of America Corp. (Bank of America       auction rate         589   36.10%
        Corporate Center, 100 North Tryon Street,    preferred
        Charlotte, North Carolina 28255), Bank of    stock
        America N.A. (101 South Tryon Street,
        Charlotte, North Carolina 28255) and Blue
        Ridge Investments, L.L.C. (214 North
        Tryon Street, Charlotte, North Carolina
        28255)

      SUBMISSION OF PROPOSALS FOR THE NEXT ANNUAL MEETING OF STOCKHOLDERS

   Proposals of stockholders intended to be presented at the next annual meeting of stockholders of a Fund must be received by the Fund by October 26, 2012 for inclusion in the Fund's proxy statement and proxy card relating to that meeting. The submission by a stockholder of a proposal for inclusion in the proxy statement does not guarantee that it will be included. In addition, stockholder proposals are subject to certain requirements under the federal securities laws and the Maryland General Corporation Law and must be submitted in accordance with each Fund's Bylaws. To be presented at the 2013 Annual Meeting of Stockholders, a stockholder proposal that is not otherwise includable in the Proxy Statement for the 2013 Annual Meeting must be delivered by a stockholder of record to the Fund no sooner than September 26, 2012 and no later than October 26, 2012.

   The persons named as proxies for the 2013 Annual Meeting of Stockholders will, regarding the proxies in effect at the meeting, have discretionary authority to vote on any matter presented by a stockholder for action at that meeting unless the Fund receives notice of the matter no sooner than September 26, 2012 and no later than October 26, 2012. If a Fund receives such timely notice, these persons will not have this authority except as provided in the applicable rules of the Securities and Exchange Commission.

                            REPORTS TO STOCKHOLDERS

   Each Fund will furnish each person to whom this Proxy Statement is delivered with a copy of its latest annual report to stockholders and its subsequent semi-annual report to stockholders, if any, upon request and without charge. To request a copy, please call AllianceBernstein Investments, Inc. at
(800) 227-4618 or contact Carol Rappa at AllianceBernstein L.P., 1345 Avenue of the Americas, New York, New York 10105.

                                By Order of the Boards of Directors,

                                Emilie D. Wrapp
                                Secretary
February 23, 2012
New York, New York

                    TABLE OF CONTENTS                   PAGE
                    ----------------------------------- ----
                    Introduction.......................   1
                    Proposal One: Election of
                     Directors.........................   2
                    Proxy Voting and Stockholder
                     Meeting...........................  15
                    Information as to the Investment
                     Adviser and the Administrator of
                     the Funds.........................  22
                    Section 16(a) Beneficial Ownership
                     Reporting Compliance..............  22
                    Other Matters......................  22
                    Submission of Proposals for the
                     Next Annual Meeting of
                     Stockholders......................  24
                    Reports to Stockholders............  24


                                            ALLIANCEBERNSTEIN INCOME FUND, INC.
                                ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND, INC.
                         ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND, INC.
                                ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND, INC.
                                  ALLIANCE NEW YORK MUNICIPAL INCOME FUND, INC.

--------------------------------------------------------------------------------

      [LOGO]
ALLIANCEBERNSTEIN

--------------------------------------------------------------------------------
NOTICE OF JOINT ANNUAL MEETING
OF STOCKHOLDERS AND PROXY STATEMENT

FEBRUARY 23, 2012

FORM OF PROXY                                                   FORM OF PROXY

        Proxy - ALLIANCEBERNSTEIN INCOME FUND, INC. (THE "CORPORATION")

                 PROXY IN CONNECTION WITH THE ANNUAL MEETING OF
                   STOCKHOLDERS TO BE HELD ON MARCH 29, 2012

               THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
                          DIRECTORS OF THE CORPORATION

The undersigned stockholder of AllianceBernstein Income Fund, Inc., a Maryland corporation, hereby appoints Carol H. Rappa and Nancy E. Hay, or either of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Stockholders of the Corporation (the "Annual Meeting") to be held at 3:00 p.m., Eastern Time, on March 29, 2012 at the offices of the Corporation, 1345 Avenue of the Americas, New York, New York 10105, and any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned if personally present at such Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Annual Meeting.

The Board of Directors knows of no reason why any of the nominees for the Board of Directors would be unable to serve, but in the event any nominee is unable to serve or for good cause will not serve, the proxies received indicating a vote in favor of such nominee will be voted for a substitute nominee as the Board of Directors may recommend.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS INSTRUCTED ON THE REVERSE SIDE HEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO INSTRUCTION IS GIVEN, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" THE ELECTION OF THE NOMINEES REFERRED TO IN PROPOSAL ONE AS DIRECTORS AND IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

Please refer to the Proxy Statement for a discussion of the Proposal.

PLEASE VOTE, DATE, AND SIGN ON THE REVERSE SIDE AND RETURN THE PROXY CARD PROMPTLY; YOU MAY USE THE ENCLOSED ENVELOPE.

Electronic Voting Instructions

You can vote by Internet or telephone!

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 1:00 p.m., EST, on March 29, 2012.

Vote by Internet

o     Log on to the Internet and go to www.investorvote.com/ACG

o     Follow the steps outlined on the secured website.

Vote by telephone

o Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.

o     Follow the instructions provided by the recorded message.


Using a black ink pen, mark your votes with an X
as shown in this example. Please do not write outside the
designated areas.                                                            /X/


IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A Proposals -- The Board of Directors urges you to vote FOR the Class Three nominees listed (Terms expire 2015).

1.    Election of Directors:

01 - Garry L. Moody
02 - Marshall C. Turner
03 - Earl D. Weiner


/  /  Mark here to vote FOR all nominees
/  /  Mark here to WITHHOLD vote from all nominees
/  /  For All EXCEPT - To withhold a vote for one
      or more nominees, mark the box to the left and
      the corresponding numbered box(es) to the right.    01     02     03
                                                          / /    / /    / /

2. To vote and otherwise represent the undersigned on any other matters that may properly come before the Annual Meeting or any postponement or adjournment thereof, in the discretion of proxy holder(s).

B     Non-Voting Items


Change of Address - Please print new address below.



Comments - Please print your comments below.



C Authorized Signatures -- This section must be completed for your vote to be counted. -- Date and Sign Below


Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.


Date (mm/dd/yyyy) -- Please print date below.



Signature 1 -- Please keep signature within the box.




Signature 2 -- Please keep signature within the box.